POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Andrew Schardt, Elina Magid, Joshua B. Deringer and Adam B. Shane, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to:

1.sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Hamilton Lane Private Assets Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June 2020.

/s/ Holly Flanagan
Signature

Holly Flanagan
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Andrew Schardt, Elina Magid, Joshua B. Deringer and Adam B. Shane, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to:

1.sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Hamilton Lane Private Assets Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June 2020.

/s/ Frederick W. Shaw
Signature

Frederick W. Shaw
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Andrew Schardt, Elina Magid, Joshua B. Deringer and Adam B. Shane, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to:

1.sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Hamilton Lane Private Assets Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of June 2020.

/s/ Jeffrey P Ladouceur
Signature

Jeffrey P Ladouceur
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Andrew Schardt, Elina Magid, Joshua B. Deringer and Adam B. Shane, or either of them signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to:

1.sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statement of the Hamilton Lane Private Assets Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 1st day of July 2020.

/s/ Thomas Allingham
Signature

Thomas Allingham
Print Name